UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 17, 2005

Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	0-26456	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wessex House, 45 Reid Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       Entry into a Material Definitive Agreement.

In line with the succession plan that Arch Capital Group Ltd. (the “Company”) has in place, Robert Clements, the founder and Chairman of the Company, will be stepping down as Chairman and a director of the Company.  Paul Ingrey, currently Vice Chairman and a director of the Company, will succeed Mr. Clements as Chairman on April 1, 2005.  Under a Consulting Agreement, dated as of March 17, 2005, between Mr. Clements and the Company, Mr. Clements will make himself available to provide consulting services to the Company for up to 25 days per year (for 2005, a prorated portion thereof) from April 1, 2005 through December 31, 2009 (the “Consulting Term”).  During the Consulting Term, Mr. Clements will receive $100,000 per year for such services (for 2005, a prorated portion thereof), and the Company will continue to pay for rent and utilities for office space occupied by Mr. Clements and related administrative support.  The Consulting Agreement is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

ITEM 1.02                                       Termination of a Material Definitive Agreement.

In connection with the events described in Item 1.01 of this Current Report, the Retention Agreement, dated as 4, 2002, as amended April 10, 2003, among Mr. Clements, the Company and Arch Capital Group (U.S.) Inc., a subsidiary of the Company, will terminate.  By the terms of such Retention Agreement, certain provisions relating to certain additional payments, confidential information, and non-solicitation of employees and customers will continue in full force and effect in accordance with their terms.  The Retention Agreement, as amended, is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

ITEM 7.01                                       Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release issued by the Company on March 17, 2005 relating to the events described in this Form 8-K.

The information in this Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01                                       Exhibits.

EXHIBIT NO.	DESCRIPTION

10.1	Consulting Agreement, dated as of March 17, 2005, between Robert Clements and the Company
10.2	Retention Agreement, dated as of January 4, 2002, as amended on April 10, 2003, between Robert Clements and Arch Capital Group (U.S.) Inc.*

99.1	Press Release dated March 17, 2005 announcing the succession of Paul Ingrey to Robert Clements as chairman of the Company

*                             Previously filed with the Securities and Exchange Commission (“SEC”) as an Exhibit to and incorporated herein by reference from the Company Current Report on Form 8-K filed with the SEC on January 4, 2002, and, with respect to the Amendment, as an Exhibit to and incorporated herein by reference from the Company’s Report on Form 10-Q for the quarter ended March 31, 2003 and filed with the SEC on May 14, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

ARCH CAPITAL GROUP LTD.

Date: March 17, 2005	By:	/s/ John D. Vollaro
Name: John D. Vollaro
Title: Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.1	Consulting Agreement, dated as of March 17, 2005, between Robert Clements and the Company
10.2	Retention Agreement, dated as of January 4, 2002, as amended on April 10, 2003, between Robert Clements and Arch Capital Group (U.S.) Inc.*
99.1	Press Release dated March 17, 2005 announcing the succession of Paul Ingrey to Robert Clements as chairman of the Company

*                             Previously filed with the SEC as an Exhibit to and incorporated herein by reference from the Company Current Report on Form 8-K filed with the SEC on January 4, 2002, and, with respect to the Amendment, as an Exhibit to and incorporated herein by reference from the Company’s Report on Form 10-Q for the quarter ended March 31, 2003 and filed with the SEC on May 14, 2003.